CATERPILLAR(R)                             Caterpillar World Trading Corporation

                                           100 NE Adams Street
                                           Peoria, IL 61629-2470





                                           October 4, 2001




Mr. James Solono
Alliance Environmental Technologies Inc.
P.O. Box 541309
Bronx, New York 10020


To Whom It May Concern:

Please be advised that Caterpillar World Trading Corporation and Alliance Environmental Technologies Inc. have entered into an agreement whereby Alliance Environmental acquires Caterpillar product and pays for the Caterpillar product in scrap. In order to maximize the value of the scrap, Caterpillar World Trading Corporation in conjunction with Alliance Environmental will be marketing the scrap to various mills and foundries in North America and Western Europe.


                                                Best Regards,

                                                /s/ DJ Weston

                                                Business Trade Manager
                                                Western Hemisphere
                                                Caterpillar World Trading Corp.

DJWeston
Telephone: (309) 494-0519
Fax: (309) 494-0526